THE CHARLES SCHWAB FAMILY OF FUNDS

(the “Trust”)

Schwab New York AMT Tax-Free Money Fund

Schwab New Jersey AMT Tax-Free Money Fund

Schwab Massachusetts AMT Tax-Free Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 11, 2014 to the

Summary Prospectuses, each dated April 30, 2014

Schwab Municipal Money Funds — Sweep Investments Statutory Prospectus, dated April 30, 2014

Schwab Value Advantage Investments Statutory Prospectus, dated April 30, 2014, as supplemented September 29, 2014

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and Summary Prospectuses and should be read in conjunction with those documents

At a meeting held on December 10, 2014, the Board of Trustees of the Trust (the “Board”) approved certain changes to each Fund’s investment program. In particular, the Board approved changes to each Fund’s (1) name; (2) principal investment strategies, including each Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Names Rule”) to allow each Fund to invest in securities that are subject to alternative minimum tax (“AMT”); and (3) fundamental investment objective.

In order to implement these changes, the Board approved submitting the following proposals to shareholders of each Fund for their approval: (1) replacing the Fund’s fundamental investment policy adopted pursuant to the Names Rule with a new fundamental investment policy; and (2) replacing the Fund’s fundamental investment objective with a new non-fundamental investment objective. Shareholders of each Fund will be asked to vote on the proposals, in person or by proxy, at a special meeting of shareholders currently scheduled to be held during the first quarter of 2015. Fund shareholders of record should expect to receive a proxy statement that contains further information regarding the proposals and related changes to the Funds. Based on the diminished supply of municipal money market securities available for the Funds to purchase, Charles Schwab Investment Management, Inc. believes the proposed changes will be beneficial to shareholders.

The changes to the Funds will be effective on or about April 30, 2015, and are expressly conditioned, upon shareholder approval. Implementation of either proposal is not contingent on the other proposal. If one of the proposals is not approved, the Board will determine an appropriate course of action. Additionally, implementation for each Fund is not dependent on the shareholder actions for the other Funds. New Statutory Prospectuses and Summary Prospectuses incorporating the changes will be available at that time. Below is a summary of the proposed changes to the Summary Prospectuses and Statutory Prospectuses:

1. Change to Fund Name

Schwab New York AMT Tax-Free Money Fund’s name will change to “Schwab New York Municipal Money Fund”

Schwab New Jersey AMT Tax-Free Money Fund’s name will change to “Schwab New Jersey Municipal Money Fund”

Schwab Massachusetts AMT Tax-Free Money Fund’s name will change to “Schwab Massachusetts Municipal Money Fund”

2. Changes to Principal Investment Strategies, including the Names Policy

Each Fund’s principal investment strategies will reflect the Fund’s new strategy to invest in securities that are subject to AMT. In addition, the fundamental investment policy to invest at least 80% of its net assets in securities that are exempt from AMT will be revised to allow the Funds to invest in securities that are subject to AMT.

The New York AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to the Names Rule will be replaced in its entirety with the following fundamental investment policy: “Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New York State and local income tax.”

The New Jersey AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to the Names Rule will be replaced in its entirety with the following fundamental investment policy: “Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New Jersey gross income tax.”

The Massachusetts AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to the Names Rule Policy will be replaced in its entirety with the following fundamental investment policy: “Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and Massachusetts personal income tax.”

3. Change to Investment Objective

The New York AMT Tax-Free Money Fund’s fundamental investment objective will be replaced in its entirety with the following non-fundamental investment objective: “The fund’s goal is to seek current income that is exempt from federal income and New York State and local income tax consistent with preservation of capital and liquidity.”

The New Jersey AMT Tax-Free Money Fund’s fundamental investment objective will be replaced in its entirety with the following non-fundamental investment objective: “The fund’s goal is to seek current income that is exempt from federal income and New Jersey gross income tax consistent with preservation of capital and liquidity.”

The Massachusetts AMT Tax-Free Money Fund’s fundamental investment objective will be replaced in its entirety with the following non-fundamental investment objective: “The fund’s goal is to seek current income that is exempt from federal income and Massachusetts personal income tax consistent with preservation of capital and liquidity.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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